                                                                    Exhibit 99.1

TRANSATLANTIC HOLDINGS, INC. ANNOUNCES RECORD QUARTERLY NET INCOME

     NEW YORK--(BUSINESS WIRE)--April 22, 2004 - Transatlantic Holdings, Inc. (NYSE:TRH) today reported that its net income for the first quarter of 2004 increased 42.7 percent to $89.7 million, or $1.69 per common share (diluted), compared to $62.8 million, or $1.19 per common share (diluted), in the same prior year quarter.

     "We are pleased with our first quarter results, which reflect substantial year over year increases in net premiums written, net investment income and net income," said Robert F. Orlich, President and Chief Executive Officer. "The rise in net premiums written was equally distributed between our domestic and international operations as market conditions continue to be favorable - with greater strength exhibited in longer-tail casualty classes."

     For the first quarter of 2004, income before income taxes amounted to $115.5 million versus $79.2 million in the first quarter of 2003. Included in these results are pre-tax realized capital gains of $7.2 million and $0.5 million in the first quarters of 2004 and 2003, respectively.

     Net premiums written for the first quarter of 2004 increased 18.1 percent to $907.5 million from $768.1 million reported in the same prior year quarter. International business represented 45.3 percent of net premiums written in the 2004 quarter.

     For the first quarter of 2004, the combined ratio was 95.8 versus 97.4 for the comparable 2003 period. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other underwriting expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable) rose $265.5 million during the 2004 first quarter, bringing the amount of such reserves to $4.22 billion at March 31, 2004. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

     Net investment income for the first quarter of 2004 totaled $72.0 million, an increase of 11.5 percent over $64.6 million reported in the year ago quarter. At March 31, 2004, investments and cash totaled $7.3 billion.

     At March 31, 2004, TRH's consolidated assets and stockholders' equity were $9.3 billion and $2.4 billion, respectively. Book value per common share was $46.36.

     In the first quarter of 2004, the Board of Directors declared a dividend of $0.11 per common share to stockholders of record as of June 4, 2004, payable on June 18, 2004.

     Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

     This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2003 for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

     Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. TRH has consolidated assets of $9.3 billion and stockholders' equity of $2.4 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

     Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of Operations Data, and statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                    Three Months Ended
                                                        March 31,
                                                  ---------------------
                                                     2004       2003      Change
                                                   --------   --------    ------
                                                  (in thousands, except
                                                      per share data)
Statement of Operations Data:
Revenues:
   Net premiums written                            $907,470   $768,081     18.1%
   Increase in net unearned premiums                (14,323)   (75,914)
                                                   --------   --------
   Net premiums earned                              893,147    692,167     29.0
   Net investment income                             72,048     64,614     11.5
   Realized net capital gains                         7,249        538
                                                   --------   --------
                                                    972,444    757,319
                                                   --------   --------
Expenses:
   Net losses and loss adjustment expenses          622,211    476,989
   Net commissions                                  219,109    203,560
   Other underwriting expenses                       18,188     15,384
   Increase in deferred acquisition costs            (3,867)   (18,152)
   Other deductions, net                              1,317        330
                                                   --------   --------
                                                    856,958    678,111
                                                   --------   --------

Income before income taxes                          115,486     79,208     45.8
Income taxes                                         25,833     16,380
                                                   --------   --------
Net income                                         $ 89,653   $ 62,828     42.7
                                                   ========   ========
Net income per common share:
   Basic                                           $   1.71   $   1.20     42.3
   Diluted                                             1.69       1.19     41.9

Dividends per common share                            0.110      0.100     10.0

Weighted average common shares outstanding:
   Basic                                             52,506     52,372
   Diluted                                           52,973     52,689

Ratios:
   Loss and loss adjustment
      expense                                          69.7       68.9
   Underwriting expense                                26.1       28.5
   Combined                                            95.8       97.4

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data
                   As of March 31, 2004 and December 31, 2003

                                                           2004         2003
                                                        ----------   ----------
                                                             (in thousands,
                                                           except share data)
Balance Sheet Data:
                     ASSETS
Investments and cash:
   Fixed maturities:
      Held to maturity, at amortized
         cost (market value: 2004-$737,216;
         2003-$634,768)                                 $  718,600   $  622,620
      Available for sale, at market value
         (amortized cost: 2004-$4,765,559;
         2003-$4,591,165) (pledged, at
         market value: 2004-$625,038;
         2003-$426,536)                                  4,979,997    4,780,919
   Equities:
      Common stocks available for sale,
         at market value (cost: 2004-
         $513,444; 2003-$495,378) (pledged,
         at market value: 2004-$25,490;
         2003-$47,999)                                     558,727      555,255
      Nonredeemable preferred stocks
         available for sale, at market value
         (cost: 2004-$20,911; 2003-$29,310)                 20,887       29,131
   Other invested assets                                   212,088      183,773
   Short-term investment of funds received
      under securities loan agreements                     666,927      485,869
   Short-term investments, at cost
      which approximates market value                       19,216       26,711
   Cash and cash equivalents                               154,484      182,887
                                                        ----------   ----------
         Total investments and cash                      7,330,926    6,867,165
Accrued investment income                                  111,646      103,646
Premium balances receivable, net                           485,914      408,029
Reinsurance recoverable on paid and unpaid
   losses and loss adjustment expenses:
      Affiliates                                           214,216      221,686
      Other                                                641,211      648,227
Deferred acquisition costs                                 177,478      173,612
Prepaid reinsurance premiums                               113,669       75,515
Deferred income taxes                                      195,226      165,670
Other assets                                                28,181       44,208
                                                        ----------   ----------
         Total assets                                   $9,298,467   $8,707,758
                                                        ==========   ==========
      LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss
   adjustment expenses                                  $5,065,505   $4,805,498
Unearned premiums                                          981,820      917,355
Payable under securities loan agreements                   666,927      485,869
Other liabilities                                          148,368      122,449
                                                        ----------   ----------
         Total liabilities                               6,862,620    6,331,171
                                                        ----------   ----------
Preferred Stock, $1.00 par value; shares
   authorized: 5,000,000                                         -            -
Common Stock, $1.00 par value; shares
   authorized: 100,000,000; shares issued:
   2004-53,405,542; 2003-53,332,678                         53,406       53,333
Additional paid-in capital                                 200,739      196,645
Accumulated other comprehensive income                      91,987      120,770
Retained earnings                                        2,104,158    2,020,282
Treasury Stock, at cost;
   864,200 shares of common stock                          (14,443)     (14,443)
                                                        ----------   ----------
         Total stockholders' equity                      2,435,847    2,376,587
                                                        ----------   ----------
         Total liabilities and
            stockholders' equity                        $9,298,467   $8,707,758
                                                        ==========   ==========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                            Three Months Ended
                                                                 March 31,
                                                          ---------------------
                                                             2004        2003
                                                          ---------   ---------
                                                              (in thousands)
Cash Flow Data:

Net cash provided by
   operating activities                                   $ 234,581   $ 287,933
                                                          ---------   ---------

Cash flows from investing activities:
   Proceeds of fixed maturities available
      for sale sold                                         102,269     321,065
   Proceeds of fixed maturities available
      for sale redeemed or matured                           85,543     163,343
   Proceeds of equities sold                                195,804     127,011
   Purchase of fixed maturities held
      to maturity                                           (96,631)   (217,868)
   Purchase of fixed maturities available
      for sale                                             (361,942)   (403,193)
   Purchase of equities                                    (193,053)   (117,684)
   Net purchase of other invested assets                    (27,447)   (276,894)
   Net purchase of short-term investment
      of funds received under securities
      loan agreements                                      (181,058)    (47,274)
   Net (sale) purchase of short-term
      investments                                             7,423     (23,307)
   Change in other liabilities for
      securities in course of settlement                     26,828     151,907
   Other, net                                                (2,411)       (102)
                                                          ---------   ---------
      Net cash used in
         investing activities                              (444,675)   (322,996)
                                                          ---------   ---------
Cash flows from financing activities:
   Net funds received under securities
      loan agreements                                       181,058      47,274
   Dividends to stockholders                                 (5,777)     (5,210)
   Proceeds from common stock issued                          3,485       1,000
   Other                                                         (7)         91
                                                          ---------   ---------
      Net cash provided by
         financing activities                               178,759      43,155
                                                          ---------   ---------
Effect of exchange rate changes on cash
   and cash equivalents                                       2,932       3,535
                                                          ---------   ---------
      Change in cash and cash equivalents                   (28,403)     11,627
Cash and cash equivalents, beginning of
      period                                                182,887     127,402
                                                          ---------   ---------
      Cash and cash equivalents, end of
         period                                           $ 154,484   $ 139,029
                                                          =========   =========

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data

                                                             Three Months Ended
                                                                  March 31,
                                                            --------------------
                                                              2004        2003
                                                            --------   ---------
                                                               (in thousands)
Comprehensive Income Data:

Net income                                                  $ 89,653   $ 62,828
                                                            --------   --------

Other comprehensive loss:
   Net unrealized appreciation
      of investments:
         Net unrealized holding gains                         18,365      6,921
         Related income tax effect                            (6,428)    (2,422)
         Reclassification adjustment for
            gains included in net income                      (7,249)      (538)
         Related income tax effect                             2,537        188
                                                            --------   --------
                                                               7,225      4,149
                                                            --------   --------

   Net unrealized currency
      translation loss                                       (55,397)   (20,598)
   Related income tax effect                                  19,389      7,209
                                                            --------   --------
                                                             (36,008)   (13,389)
                                                            --------   --------

Other comprehensive loss                                     (28,783)    (9,240)
                                                            --------   --------

Comprehensive income                                        $ 60,870   $ 53,588
                                                            ========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                            Three Months Ended
                                                                 March 31,
                                                          ----------------------
                                                             2004        2003
                                                          ----------   ---------
                                                          (dollars in thousands)
Supplemental Premium Data:

Net premiums written by office:

   Domestic                                               $  496,816   $418,135
                                                          ----------   --------
   International:

      Europe:
         London                                              198,867    168,275
         Paris                                                56,903     39,506
         Zurich                                               72,484     62,887
                                                          ----------   --------
                                                             328,254    270,668
                                                          ----------   --------
      Other:
         Toronto                                              16,107     14,971
         Miami (Latin America and
            the Caribbean)                                    41,063     39,732
         Hong Kong                                            16,825     17,984
         Tokyo                                                 8,405      6,591
                                                          ----------   --------
                                                              82,400     79,278
                                                          ----------   --------

   Total international                                       410,654    349,946
                                                          ----------   --------

Total net premiums written                                $  907,470   $768,081
                                                          ==========   ========

Other net premiums written data (estimated):

   Treaty                                                       96.5%      95.9%
   Facultative                                                   3.5        4.1
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

   Property                                                     24.3%      18.6%
   Casualty                                                     75.7       81.4
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

Total gross premiums written                              $1,042,062   $900,416
                                                          ==========   ========

Source of gross premiums written:

   Affiliates                                                   19.1%      21.3%
   Other                                                        80.9       78.7
                                                          ----------   --------
                                                               100.0%     100.0%
                                                          ==========   ========

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

                                                              Three Months Ended
                                                                  March 31,
                                                             -------------------
                                                               2004       2003
                                                             --------   --------
                                                               (in thousands)
Supplemental Statement of Operations Data:

Components of net losses and loss adjustment expenses:

   Paid losses and loss adjustment expenses, net of
      reinsurance recovered                                  $356,678   $356,719
   Change in unpaid losses and loss adjustment expenses,
      net of reinsurance recoverable thereon                  265,533    120,270
                                                             --------   --------
                                                             $622,211   $476,989
                                                             ========   ========

Supplemental Investment Data:

                                                                  March 31, 2004
                                                              ----------------------
                                                                Amount      Percent
                                                              ----------    -------
                                                              (dollars in thousands)
Investments by category:

   Fixed maturities:
      Held to maturity (at amortized cost):
         Domestic and foreign municipal                       $  718,600      10.0%
                                                              ----------     -----
      Available for sale (at market value):
         Corporate                                             1,175,180      16.4
         U.S. Government and government agency                   280,948       3.9
         Foreign government                                      149,923       2.1
         Domestic and foreign municipal                        3,373,946      47.0
                                                              ----------     -----
                                                               4,979,997      69.4
                                                              ----------     -----
            Total fixed maturities                             5,698,597      79.4
                                                              ----------     -----

   Equities:
      Common stocks                                              558,727       7.8
      Nonredeemable preferred stocks                              20,887       0.3
                                                              ----------     -----
            Total equities                                       579,614       8.1
                                                              ----------     -----

   Other invested assets                                         212,088       2.9
   Short-term investment of funds received under securities
      loan agreements                                            666,927       9.3
   Short-term investments                                         19,216       0.3
                                                              ----------     -----
      Total investments                                       $7,176,442     100.0%
                                                              ==========     =====

                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                                                          --------   ---------   -----
   Ratings as of March 31, 2004:                           Held to   Available
                                                          Maturity    for Sale   Total
                                                          --------   ---------   -----

      Aaa                                                    8.3%       50.4%     58.7%
      Aa                                                     3.3        31.0      34.3
      A                                                      1.0         5.2       6.2
      Baa                                                     --         0.6       0.6
      Ba                                                      --         0.1       0.1
      Not rated                                               --         0.1       0.1
                                                            ----        ----     -----
         Total                                              12.6%       87.4%    100.0%
                                                            ====        ====     =====

   Duration as of March 31, 2004                          5.4 years

                                                              Three Months Ended
                                                                   March 31,
                                                              ------------------
                                                                 2004   2003
                                                                 ----   ----
Pre-tax yield on fixed maturity portfolio (a)                     4.5%   4.7%

Effective tax rate on net investment income (b)                  16.7%  18.6%

(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:                                              (Estimated)
                                                           March 31,    December 31,
                                                             2004          2003
                                                         -----------   ------------
                                                              (in thousands)
Statutory surplus of Transatlantic Reinsurance Company    $1,851,535    $1,851,187

----------
CONTACT:   Transatlantic Holdings, Inc., New York
           Steven S. Skalicky, 212-770-2040